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                                                                Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 16, 2003 in the Registration Statement of Equity Opportunity Trust, Mid-Cap Series 1.


                                    /s/ Ernst & Young LLP
                                    ERNST & YOUNG LLP


New York, New York
December 16, 2003